EXHIBIT 99.4

                                  $447,825,000
                                  (Approximate)

                                 GSAMP 2005-NC1

                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates

                Approximate     Expected    Initial Pass-   Estimated     Principal       Expected
                 Principal       Credit        Through      Avg. Life      Payment         Ratings
Certificates   Balance(1) (4)   Support       Rate (5)      (yrs) (2)   Window (2)(3)   (S&P/Moody's)
------------   --------------   --------    -------------   ---------   -------------   -------------
A-1              $190,021,000      22.40%   LIBOR + [__]%        1.00   03/05 - 01/07    AAA / [Aaa]
A-2              $130,026,000      22.40%   LIBOR + [__]%        3.00   01/07 - 06/10    AAA / [Aaa]
A-3               $49,647,000      22.40%   LIBOR + [__]%        6.75   06/10 - 05/12    AAA / [Aaa]
M-1               $45,259,000      12.90%   LIBOR + [__]%        4.98   05/08 - 05/12    AA / [Aa2]
M-2               $23,344,000       8.00%   LIBOR + [__]%        4.92   04/08 - 05/12     A / [A2]
M-3                $4,764,000       7.00%   LIBOR + [__]%        4.91   04/08 - 05/12     A- / [A3]
B-1                $4,764,000       6.00%   LIBOR + [__]%        4.91   04/08 - 05/12   BBB+ / [Baa1]
Total            $447,825,000

Not Offered Certificates

B-2                $4,764,000       5.00%        N/A           N/A           N/A        BBB / [Baa2]
B-3                $4,764,000       4.00%        N/A           N/A           N/A        BBB- / [Baa3]
B-4                $4,764,000       3.00%        N/A           N/A           N/A         BB+ / [Ba1]

(1) The principal balances of the Offered Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled one month at 8% CPR.

(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all Certificates.

(3) The Last Scheduled Distribution Date for the Certificates is the Distribution Date in February 2035.

(4) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.

(5) See the "Structure of the LIBOR Certificates" section of this Term Sheet for more information on the Pass-Through Rates of the Offered Certificates.

Selected Mortgage Pool Data (5)

                                                    Adjustable Rate     Fixed Rate        Aggregate
                                                    ----------------    -----------    ----------------

Scheduled Principal Balance:                            $422,105,570    $57,942,193        $480,047,763
Number of Mortgage Loans:                                      2,081            522               2,603
Average Scheduled Principal Balance:                        $202,838       $111,000            $184,421
Weighted Average Gross Coupon:                                 7.093%         7.786%              7.177%
Weighted Average Net Coupon: (6)                               6.588%         7.280%              6.672%
Weighted Average Original FICO Score:                            614            642                 618
Weighted Average Original LTV Ratio: (7)                       80.26%         68.42%              78.83%
Weighted Average Combined Original LTV Ratio: (7)              80.26%         81.70%              80.43%
Weighted Average Stated Remaining Term (months):                 357            331                 354
Weighted Average Seasoning(months):                                1              1                   1
Weighted Average Months to Roll: (8)                              23            N/A                  23
Weighted Average Gross Margin: (8)                              5.54%           N/A                5.54%
Weighted Average Initial Rate Cap: (8)                          1.53%           N/A                1.53%
Weighted Average Periodic Rate Cap: (8)                         1.53%           N/A                1.53%
Weighted Average Gross Maximum Lifetime Rate: (8)              14.08%           N/A               14.08%

(6) All percentages calculated herein are percentages of scheduled principal balance as of January 1, 2005, unless otherwise noted.

(7) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing and trustee fees.

(8) Calculated using LTV with respect to first lien loans and Combined LTV with respect to second lien loans.

(9) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction

o The mortgage loans in the transaction consist of sub-prime fixed rate and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") originated or acquired by NC Capital Corporation.

o Credit support for the Certificates will be provided through a senior/subordinate structure, initial and target overcollateralization of 3.00%, and excess spread.

o     The Mortgage Loans will be serviced by Litton Loan Servicing, LP.

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as "high cost" loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSA05NC1" and on Bloomberg as "GSAMP 05-NC1".

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table

Expected Closing Date:        February 28, 2005

Cut-off Date:                 February 1, 2005

Statistical Calculation
Date:                         January 1, 2005

Expected Pricing Date:        On or before January 24, 2005

First Distribution Date:      March 25, 2005

Key Terms

Offered Certificates:         Class A, Class M, and Class B-1 Certificates

Class A Certificates:         Class A-1, Class A-2, and Class A-3 Certificates

Class M Certificates:         Class M-1, Class M-2, and Class M-3 Certificates

Class B Certificates:         Class B-1, Class B-2, Class B-3 and Class B-4
                              Certificates

LIBOR Certificates:           Offered Certificates, Class B-2, Class B-3 and
                              Class B-4 Certificates

Depositor:                    GS Mortgage Securities Corp.

Lead Manager:                 Goldman, Sachs & Co.

Servicer:                     Litton Loan Servicing, LP

Trustee:                      Deutsche Bank National Trust Company

Servicing Fee:                50 bps

Trustee Fee:                  0.54 bps

Distribution Date:            25th day of the month or the following Business
                              Day

Record Date:                  For any Distribution Date, the last Business Day
                              of the Interest Accrual Period

Delay Days:                   0 day delay on all Certificates

Prepayment Period:            The calendar month prior to the Distribution Date

Due Period:                   The period commencing on the second day of the
                              calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution
                              Date occurs.

Day Count:                    Actual/360 basis


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Interest Accrual Period:      The prior Distribution Date to the day prior to
                              the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date.

Pricing Prepayment
Assumption:                   Adjustable rate mortgage loans: CPR starting at 5%
                              CPR in the first month of the mortgage loan (i.e.
                              loan age) and increasing to 28% CPR in month 12
                              (an approximate 2.091% increase per month), and remaining at 28% CPR thereafter.

                              Fixed rate mortgage loans: CPR starting at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 24% CPR in month 12 (an approximate 1.727% increase per month), and remaining at 24% CPR thereafter.

Mortgage Loans:               The Trust will consist of sub-prime, fixed rate
                              and adjustable rate, first lien and second lien residential mortgage loans.

Excess Spread:                The initial weighted average net coupon of the
                              mortgage pool will be greater than the interest payments on the LIBOR Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Statistical Calculation Date rolled one month at 8% CPR:

                              Initial Gross WAC (1):                     7.1892%
                                Less Fees & Expenses (2):                0.5054%
                                                                         ------
                              Net WAC (1):                               6.6838%
                                Less Initial LIBOR
                                  Certificate Coupon
                                  (Approx.)(1)(3):                       2.7649%
                                                                         ------
                              Initial Excess Spread (1):                 3.9189%

                              (1) This amount will vary on each distribution
                                  date based on changes to the weighted average interest rate on the Mortgage Loans as well as any changes in day count.

                              (2) Includes the Servicing Fee and Trustee Fee.

                              (3) Assumes 1-month LIBOR equal to 2.5000%,
                                  initial marketing spreads and a 30-day month. This amount will vary on each distribution date based on changes to the weighted average Pass-Through Rates on the LIBOR Certificates as well as any changes in day count.

Servicer Advancing:           Yes as to principal and interest, subject to
                              recoverability

Compensating Interest:        The Servicer shall provide Compensating Interest
                              equal to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage
                              Loans for the related Distribution Date resulting from voluntary Principal Prepayments on the Mortgage Loans during the related Prepayment
                              Period and (B) one-half of its aggregate Servicing
                              Fee received for the related Distribution Date.

Optional Clean-up Call:       The transaction has a 10% optional clean-up call.

Rating Agencies:              Standard & Poor's Ratings Group and Moody's
                              Investors Service, Inc. will rate all the Offered
                              Certificates.

Minimum Denomination:         $25,000 with regard to Class A Certificates, and
                              $250,000 with regard to the Class M and B
                              Certificates.

Legal Investment:             It is anticipated that no Offered Certificates
                              will be SMMEA eligible.

ERISA Eligible:               Underwriter's exemption is expected to apply to
                              all Offered Certificates. However, prospective purchasers should consult their own counsel.

Tax Treatment:                The Offered Certificates represent REMIC regular
                              interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Prospectus:                   The Offered Certificates will be offered pursuant
                              to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered
                              Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                              PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the LIBOR Certificates

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the LIBOR Certificates". Prior to the Step-Down Date all principal collected or advanced on the Mortgage Loans will be paid to the LIBOR Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one month LIBOR plus a margin that will step up after the Optional Clean-Up Call date, subject to the WAC Cap. The interest paid to each class will be reduced by prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute) allocated to such class. Any reductions in the Pass Through-Rate attributable to the WAC Cap will be carried forward with interest at the applicable Pass Through-Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The LIBOR Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 3.00% overcollateralization (funded upfront) (after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 6.00% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate initial balance of the Mortgage Loans as of the Cut-off Date), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Class Certificate Balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the aggregate Class Certificate Balances of the Class A Certificates have been reduced to zero and
(B) the later to occur of:

(x) the Distribution Date occurring in March 2008; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 44.80%.

Class   Initial Subordination Percentage   Step-Down Date Percentage
-----   --------------------------------   -------------------------
  A                  22.40%                         44.80%
 M-1                 12.90%                         25.80%
 M-2                  8.00%                         16.00%
 M-3                  7.00%                         14.00%
 B-1                  6.00%                         12.00%
 B-2                  5.00%                         10.00%
 B-3                  4.00%                          8.00%
 B-4                  3.00%                          6.00%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 35% of the prior period's Senior Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent) or (ii) during such period, aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

    Distribution Dates               Cumulative Realized Loss Percentage
--------------------------    --------------------------------------------------

March 2008 - February 2009    3.000% for the first month, plus an additional
                              1/12th of 0.146% for each month thereafter (e.g., approximately 3.146% in April 2008)

March 2009 - February 2010    4.750% for the first month, plus an additional
                              1/12th of 0.125% for each month thereafter (e.g., approximately 4.875% in April 2009)

March 2010 - February 2011    6.250% for the first month, plus an additional
                              1/12th of 0.042% for each month thereafter (e.g., approximately 6.292% in April 2010)

March 2011 and thereafter     6.750%

Step-Up Coupons. For all LIBOR Certificates the coupon will increase after the Optional Clean-Up Call date is first exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M and Class B Certificates will increase to 1.5 times the margin at issuance.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class A-2 Pass-Through Rate. The Class A-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class A-3 Pass-Through Rate. The Class A-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-4 Pass-Through Rate. The Class B-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the servicing and trustee fee rates (calculated on an actual/360 day count basis).

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the Servicer for the related advances and the applicable servicing fees and trustee fees in respect of such Mortgage Loan.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, the supplemental interest amount for each class will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of Certificates at a rate equal to their capped Pass-Through Rate, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and
(iii) interest on the amount in clause (ii) at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap). In the event any class of certificates is no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Interest Distributions on the LIBOR Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

(i) from the Interest Remittance Amount, to the Class A Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest, allocated pro rata based on their respective entitlements to those amounts;

(ii) from any remaining Interest Remittance Amount to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(iii) from any remaining Interest Remittance Amount to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the LIBOR Certificates.

On each Distribution Date (A) prior to the Step-down Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(i) to the Class A Certificates, sequentially, in ascending numerical order, until their respective Class Certificate Balances have been reduced to zero,

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective Class Certificate Balances have been reduced to zero, and

(iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective Class Certificate Balances have been reduced to zero.

On each Distribution Date (A) on or after the Step-down Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, sequentially to the Class A-1 Certificates, to the Class A-2 Certificates, and to the Class A-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero,

(ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero,

(iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero,


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero,

(v) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero,

(vi) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero,

(vii) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero, and

(viii) to the Class B-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-4 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate Certificate Principal Balances of the Class M-1, M-2, M-3, B-1, B-2, B-3 and B-4 Certificates and the principal balance of the Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A Certificates, based on their respective Certificate Principal Balances.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

(i)      to the Class M-1 Certificates, their unpaid interest shortfall amount,

(ii)     to the Class M-2 Certificates, their unpaid interest shortfall amount,

(iii)    to the Class M-3 Certificates, their unpaid interest shortfall amount,

(iv)     to the Class B-1 Certificates, their unpaid interest shortfall amount,

(v)      to the Class B-2 Certificates, their unpaid interest shortfall amount,

(vi)     to the Class B-3 Certificates, their unpaid interest shortfall amount,

(vii)    to the Class B-4 Certificates, their unpaid interest shortfall amount,

(viii) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates and any Class A-3 Basis Risk Carry Forward Amount to the Class A-3 Certificates pro rata relative to their respective remaining Basis Risk Carry Forward Amounts, and

(ix) sequentially, to Classes M-1, M-2, M-3, B-1, B-2, B-3 and B-4 Certificates any Basis Risk Carry Forward Amount for such classes.

All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the excess cash flow, second in reduction of the overcollateralization amount, third to the Class B-4 Certificates, fourth to the Class B-3 Certificates, fifth to the Class B-2 Certificates, sixth to the Class B-1 Certificates, seventh to the Class M-3 Certificates, eighth to the Class M-2, and ninth to the Class M-1 Certificates. An allocation of any Realized Losses to a class of certificates on any Distribution Date will be made by reducing its Class Certificate Balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to Class A Certificates until the last Distribution Date.

Interest Remittance Amount on the LIBOR Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the servicing fees and the trustee fees.

Accrued Certificate Interest. For any Distribution Date and each class of LIBOR Certificates, equals the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date (or the Closing Date in the case of the first Distribution Date) at the related Pass-Through


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Rate, as reduced by any prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Principal Distribution Amount on the LIBOR Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Principal Remittance Amount. On any Distribution Date, the sum of

(i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

(ii) the principal portion of all partial and full prepayments received during the related prepayment period,

(iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

(iv) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to such Distribution Date,

(v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

(vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less servicing fees and trustee fees) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate Class Certificate Balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 55.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the Class Certificate Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 74.20% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Class Certificate Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 84.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the Class Certificate Balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 86.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the Class Certificate Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 88.00% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Certificate Principal Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class Certificate Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (F) the Class Certificate Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 90.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class Certificate Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (F) the Class Certificate Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and (G) the Class Certificate Balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 92.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class Certificate Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (F) the Class Certificate Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (G) the Class Certificate Balance of the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution Date), and (H) the Class Certificate Balance of the Class B-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 94.00% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)

Product                      No Penalty        0-12 Months       13-24 Months       25-36 Months        Total
------------------------   ---------------    --------------    ---------------    --------------    ------------
2 Year ARM                     $68,205,519        $7,816,391       $241,522,109                $0    $317,544,019
2 Year ARM IO                   10,625,240         1,635,980         58,900,936                 0      71,162,156
1 Mth ARM IO, 25 Yr Term         9,232,178                 0                  0                 0       9,232,178
3 Year ARM                       5,329,045           487,615            149,902        13,407,891      19,374,453
3 Year ARM IO                    1,206,261                 0            542,750         3,043,753       4,792,764
Fixed Rate                      15,386,448         4,624,237          4,457,104        33,474,404      57,942,193
------------------------   ---------------    --------------    ---------------    --------------    ------------
TOTAL                         $109,984,692       $14,564,223       $305,572,801       $49,926,048    $480,047,763
========================   ===============    ==============    ===============    ==============    ============

Product                      No Penalty        0-12 Months       13-24 Months       25-36 Months
------------------------   ---------------    --------------    ---------------    --------------
2 Year ARM                           14.21%             1.63%             50.31%             0.00%
2 Year ARM IO                         2.21              0.34              12.27              0.00
1 Mth ARM IO, 25 Yr Term              1.92              0.00               0.00              0.00
3 Year ARM                            1.11              0.10               0.03              2.79
3 Year ARM IO                         0.25              0.00               0.11              0.63
Fixed Rate                            3.21              0.96               0.93              6.97
------------------------   ---------------    --------------    ---------------    --------------
TOTAL                                22.91%             3.03%             63.65%            10.40%
========================   ===============    ==============    ===============    ==============

(1) All percentages calculated herein are percentages of scheduled principal balance as of January 1, 2005, unless otherwise noted.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates

      The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o 1-month and 6-month Forward LIBOR curves (as of close on January 19, 2005) are used

o     40% loss severity

o     100% Advancing, assumes there is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o     Certificates are priced at par

o     Assumes bonds pay on 25th of month

                                        First Dollar of Loss              LIBOR Flat                   0% Return
---------   -----------------------   ------------------------     ------------------------     ------------------------
Class M-1   CDR (%)                                      23.27                        23.61                        26.31
            Yield (%)                                   4.4901                       3.9945                       0.0143
            WAL                                           4.24                         4.23                         3.88
            Modified Duration                             3.85                         3.86                         3.71
            Principal Window                     May09 - May09                May09 - May09                Feb09 - Feb09
            Principal Writedown ($)             6,343.16 (0.01%)         1,037,816.44 (2.29%)        7,882,167.13 (17.42%)
            Total Collat Loss ($)         82,574,215.37 (17.33%)       83,488,105.86 (17.52%)       88,910,964.87 (18.66%)
Class M-2   CDR (%)                                      15.71                        16.02                        17.25
            Yield (%)                                   4.8707                       4.0776                       0.0140
            WAL                                           4.99                         4.89                         4.63
            Modified Duration                             4.42                         4.37                         4.36
            Principal Window                     Feb10 - Feb10                Jan10 - Jan10                Dec09 - Dec09
            Principal Writedown ($)            31,899.25 (0.14%)         1,013,700.62 (4.34%)        5,291,037.96 (22.67%)
            Total Collat Loss ($)         63,699,265.74 (13.37%)       64,390,824.28 (13.52%)       67,980,840.48 (14.27%)
Class M-3   CDR (%)                                      14.41                        14.46                        14.71
            Yield (%)                                   4.9198                       4.2092                       0.1717
            WAL                                           5.07                         5.07                         5.00
            Modified Duration                             4.47                         4.48                         4.53
            Principal Window                     Mar10 - Mar10                Mar10 - Mar10                Mar10 - Mar10
            Principal Writedown ($)            23,404.43 (0.49%)           214,028.00 (4.49%)        1,165,860.65 (24.47%)
            Total Collat Loss ($)         59,663,151.48 (12.52%)       59,832,964.93 (12.56%)       60,678,619.26 (12.74%)
Class B-1   CDR (%)                                      13.12                        13.21                        13.45
            Yield (%)                                   5.4270                       4.1478                       0.1715
            WAL                                           5.24                         5.23                         5.13
            Modified Duration                             4.53                         4.54                         4.58
            Principal Window                     May10 - May10                May10 - May10                May10 - May10
            Principal Writedown ($)            30,138.47 (0.63%)           383,187.22 (8.04%)        1,323,839.68 (27.79%)
            Total Collat Loss ($)         55,748,289.99 (11.70%)       56,065,851.22 (11.77%)       56,908,839.73 (11.95%)


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap. The information in the following table has been prepared in accordance with the following assumptions (i) one-month LIBOR and six-month LIBOR remain constant at 20.00%, and (ii) prepayments on the Mortgage Loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the Mortgage Loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the Mortgage Loans on any Distribution Date will conform to the corresponding rate set forth for that Distribution Date in the following table.

                                         Class M,                                              Class M,
                            AAA         Class B-1                                 AAA         Class B-1
         Distribution      Avail.         Avail.               Distribution      Avail.         Avail.
Period       Date       Funds Cap(%)   Funds Cap(%)   Period       Date       Funds Cap(%)   Funds Cap(%)
------   ------------   ------------   ------------   ------   ------------   ------------   ------------
     1      Mar-05              8.39           8.08       51      May-09             17.43          12.57
     2      Apr-05              6.82           6.57       52      Jun-09             16.87          12.16
     3      May-05              7.07           6.80       53      Jul-09             17.51          12.63
     4      Jun-05              6.85           6.58       54      Aug-09             16.94          12.22
     5      Jul-05              7.08           6.80       55      Sep-09             16.94          12.22
     6      Aug-05              6.86           6.58       56      Oct-09             17.50          12.63
     7      Sep-05              6.86           6.58       57      Nov-09             16.93          12.22
     8      Oct-05              7.10           6.80       58      Dec-09             17.50          12.62
     9      Nov-05              6.88           6.58       59      Jan-10             16.98          12.26
    10      Dec-05              7.12           6.80       60      Feb-10             16.98          12.26
    11      Jan-06              6.90           6.58       61      Mar-10             18.80          13.57
    12      Feb-06              6.92           6.58       62      Apr-10             16.97          12.25
    13      Mar-06              7.67           7.29       63      May-10             17.54          12.66
    14      Apr-06              6.94           6.58       64      Jun-10             16.97          12.25
    15      May-06              7.19           6.80       65      Jul-10             17.53          12.65
    16      Jun-06              6.97           6.58       66      Aug-10             16.96          12.24
    17      Jul-06              7.22           6.80       67      Sep-10             16.96          12.24
    18      Aug-06              7.01           6.58       68      Oct-10             17.53          12.64
    19      Sep-06              7.03           6.58       69      Nov-10             16.96          12.23
    20      Oct-06              7.28           6.80       70      Dec-10             17.52          12.64
    21      Nov-06              7.07           6.59       71      Jan-11             16.95          12.23
    22      Dec-06              7.33           6.81       72      Feb-11             16.95          12.22
    23      Jan-07              8.36           7.75       73      Mar-11             18.76          13.53
    24      Feb-07              8.39           7.75       74      Apr-11             16.95          12.22
    25      Mar-07              9.32           8.58       75      May-11             17.51          12.62
    26      Apr-07              8.45           7.75       76      Jun-11             16.94          12.21
    27      May-07              8.77           8.01       77      Jul-11             17.50          12.62
    28      Jun-07              8.53           7.75       78      Aug-11             16.94          12.21
    29      Jul-07             10.17           9.20       79      Sep-11             16.93          12.21
    30      Aug-07              9.89           8.91       80      Oct-11             17.50          12.61
    31      Sep-07              9.94           8.90       81      Nov-11             16.93          12.20
    32      Oct-07             10.32           9.20       82      Dec-11             17.49          12.61
    33      Nov-07             10.05           8.90       83      Jan-12             16.93          12.20
    34      Dec-07             10.46           9.21       84      Feb-12             16.92          12.19
    35      Jan-08             11.59          10.13       85      Mar-12             18.09          13.03
    36      Feb-08             11.67          10.13       86      Apr-12             16.92          12.19
    37      Mar-08             53.32          10.82       87      May-12             17.48          12.59
    38      Apr-08             15.46          10.12       88      Jun-12             16.91          12.18
    39      May-08             15.83          10.46       89      Jul-12             17.48          12.59
    40      Jun-08             15.18          10.13       90      Aug-12             16.91          12.18
    41      Jul-08             16.94          11.72       91      Sep-12             16.91          12.18
    42      Aug-08             16.26          11.34       92      Oct-12             17.47          12.58
    43      Sep-08             16.12          11.34       93      Nov-12             16.90          12.17
    44      Oct-08             16.53          11.71       94      Dec-12             17.47          12.57
    45      Nov-08             15.96          11.34       95      Jan-13             14.72          12.16
    46      Dec-08             16.50          11.72       96      Feb-13             13.51          12.16
    47      Jan-09             16.88          12.17       97      Mar-13             14.99          13.46
    48      Feb-09             16.88          12.17       98      Apr-13             13.58          12.16
    49      Mar-09             18.68          13.47       99      May-13             14.07          12.56
    50      Apr-09             16.87          12.16      100      Jun-13             13.65          12.15


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                         Class M,
                            AAA         Class B-1
         Distribution      Avail.         Avail.
Period       Date       Funds Cap(%)   Funds Cap(%)
------   ------------   ------------   ------------
   101      Jul-13             14.15          12.55
   102      Aug-13             13.73          12.15
   103      Sep-13             13.77          12.14
   104      Oct-13             14.27          12.55
   105      Nov-13             13.86          12.14
   106      Dec-13             14.37          12.54
   107      Jan-14             13.95          12.13
   108      Feb-14             14.00          12.13
   109      Mar-14             15.55          13.43
   110      Apr-14             14.10          12.13
   111      May-14             14.62          12.53
   112      Jun-14             14.20          12.12
   113      Jul-14             14.73          12.52
   114      Aug-14             14.31          12.12
   115      Sep-14             14.37          12.11
   116      Oct-14             14.91          12.51
   117      Nov-14             14.49          12.11
   118      Dec-14             15.04          12.51
   119      Jan-15             14.62          12.10
   120      Feb-15             14.69          12.10


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data(1)

                       The Mortgage Loans - All Collateral

Scheduled Principal Balance:                                       $480,047,763
Number of Mortgage Loans:                                                 2,603
Average Scheduled Principal Balance:                                   $184,421
Weighted Average Gross Coupon:                                            7.177%
Weighted Average Net Coupon: (2)                                          6.672%
Weighted Average Original FICO Score:                                       618
Weighted Average Original LTV Ratio:                                      78.83%
Weighted Average Combined Original LTV Ratio: (3)                         80.43%
Weighted Average Stated Remaining Term (months):                            354
Weighted Average Seasoning(months):                                           1
Weighted Average Months to Roll: (4)                                         23
Weighted Average Gross Margin: (4)                                         5.54%
Weighted Average Initial Rate Cap: (4)                                     1.53%
Weighted Average Periodic Rate Cap: (4)                                    1.53%
Weighted Average Gross Maximum Lifetime Rate: (4)                         14.08%

(1) All percentages calculated herein are percentages of scheduled principal balance as of January 1, 2005, unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing and trustee fees.

(3) Calculated using LTV with respect to first lien loans and Combined LTV with respect to second lien loans.

(4) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.

                    Distribution by Current Principal Balance

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Current Principal Balance           Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
$50,000 & Below                        121    $4,389,080       0.91%    10.270%       621     $36,273     89.05%   62.78%    100.00%
$50,001 - $75,000                      244    15,562,319       3.24      8.356        603      63,780     80.44    70.72      93.93
$75,001 - $100,000                     316    27,940,499       5.82      7.696        599      88,419     79.58    70.82      95.59
$100,001 - $125,000                    357    40,334,130       8.40      7.460        600     112,981     79.09    75.07      96.41
$125,001 - $150,000                    277    38,087,215       7.93      7.380        604     137,499     79.27    74.58      94.87
$150,001 - $200,000                    402    70,453,652      14.68      7.164        602     175,258     77.92    67.75      96.96
$200,001 - $250,000                    287    64,070,840      13.35      7.074        616     223,243     78.49    59.57      94.82
$250,001 - $300,000                    202    55,223,134      11.50      7.050        616     273,382     80.74    51.69      93.68
$300,001 - $350,000                    120    38,730,570       8.07      6.912        624     322,755     81.89    31.64      93.35
$350,001 - $400,000                     97    36,691,950       7.64      6.882        635     378,268     84.19    35.21      96.10
$400,001 & Above                       180    88,564,374      18.45      6.839        644     492,024     82.41    23.84      92.84
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,603  $480,047,763     100.00%     7.177%       618    $184,421     80.43%   52.70%     94.82%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Current Rate                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
4.99% & Below                            4    $1,465,910       0.31%     4.890%       727    $366,478     82.70%   31.86%    100.00%
5.00 - 5.49%                            22     8,585,632       1.79      5.315        715     390,256     79.25    35.95      96.71
5.50 - 5.99%                            53    13,882,446       2.89      5.865        660     261,933     78.96    67.69     100.00
6.00 - 6.49%                           313    69,771,933      14.53      6.344        643     222,914     79.22    56.55      99.11
6.50 - 6.99%                           802   170,260,828      35.47      6.730        627     212,295     80.25    52.06      94.27
7.00 - 7.49%                           413    74,773,335      15.58      7.229        614     181,049     79.95    49.93      92.92
7.50 - 7.99%                           389    67,417,262      14.04      7.719        594     173,309     81.84    49.36      93.20
8.00 - 8.49%                           200    32,159,742       6.70      8.211        564     160,799     78.40    55.62      94.14
8.50 - 8.99%                           140    20,202,213       4.21      8.712        561     144,302     80.80    66.44      92.32
9.00% & Above                          267    21,528,463       4.48     10.293        600      80,631     87.04    46.39      95.85
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,603  $480,047,763     100.00%     7.177%       618    $184,421     80.43%   52.70%     94.82%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Credit Score

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Credit Score                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
740 & Above                             55   $14,495,550       3.02%     6.605%       759    $263,555     84.38%   28.48%     86.92%
720 - 739                               46    11,971,413       2.49      6.747        728     260,248     85.52    21.06      84.95
700 - 719                               81    18,689,099       3.89      6.804        709     230,730     85.54    18.09      87.60
680 - 699                              107    24,579,854       5.12      6.788        689     229,718     84.67    27.44      89.51
660 - 679                              225    44,001,649       9.17      6.976        668     195,563     84.12    36.35      91.04
640 - 659                              345    64,070,077      13.35      7.016        649     185,710     84.86    39.50      94.99
620 - 639                              370    72,367,485      15.08      6.932        630     195,588     82.54    53.00      95.42
600 - 619                              321    50,357,032      10.49      7.235        611     156,875     81.87    56.80      95.28
580 - 599                              269    52,110,397      10.86      7.158        589     193,719     80.10    53.11      97.91
560 - 579                              154    27,191,816       5.66      7.214        569     176,570     74.82    71.66      96.70
540 - 559                              209    35,104,744       7.31      7.580        550     167,965     73.02    72.15      97.19
520 - 539                              216    34,600,116       7.21      7.784        529     160,186     72.40    83.24      99.57
500 - 519                              205    30,508,531       6.36      8.122        509     148,822     71.27    87.29      98.99
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,603  $480,047,763     100.00%     7.177%       618    $184,421     80.43%   52.70%     94.82%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                              Distribution by Lien

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Lien                                Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
First                                2,428  $470,418,120      97.99%     7.097%       617    $193,747     80.04%   52.93%     94.71%
Second                                 175     9,629,643       2.01     11.081        653      55,027     99.73    41.10     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,603  $480,047,763     100.00%     7.177%       618    $184,421     80.43%   52.70%     94.82%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Distribution by Combined Original LTV

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Combined Original LTV               Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
60.00% & Below                         185   $28,147,606       5.86%     7.049%       581    $152,149     49.77%   66.35%     94.22%
60.01 - 70.00%                         274    48,650,128      10.13      7.373        572     177,555     66.79    61.59      94.49
70.01 - 80.00%                       1,147   214,699,855      44.72      7.007        614     187,184     78.42    60.08      96.12
80.01 - 85.00%                         189    39,892,213       8.31      6.995        620     211,070     84.54    29.42      95.03
85.01 - 90.00%                         367    83,746,937      17.45      7.142        637     228,193     89.72    36.41      87.95
90.01 - 95.00%                         226    47,892,628       9.98      7.146        651     211,914     94.73    50.66      99.67
95.01 - 100.00%                        215    17,018,396       3.55      9.660        661      79,155     99.93    51.98     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,603  $480,047,763     100.00%     7.177%       618    $184,421     80.43%   52.70%     94.82%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Original LTV

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
LTV                                 Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
60.00% & Below                         360   $37,777,249       7.87%     8.077%       600    $104,937     62.51%   59.91%     95.70%
60.01 - 70.00%                         274    48,650,128      10.13      7.373        572     177,555     66.79    61.59      94.49
70.01 - 80.00%                       1,146   214,649,911      44.71      7.006        614     187,304     78.42    60.07      96.12
80.01 - 85.00%                         189    39,892,213       8.31      6.995        620     211,070     84.54    29.42      95.03
85.01 - 90.00%                         366    83,691,056      17.43      7.139        637     228,664     89.72    36.44      87.95
90.01 - 95.00%                         224    47,784,387       9.95      7.137        651     213,323     94.73    50.67      99.67
95.01 - 100.00%                         44     7,602,820       1.58      7.901        671     172,791     99.89    65.58     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,603  $480,047,763     100.00%     7.177%       618    $184,421     80.43%   52.70%     94.82%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                         Distribution by Documentation

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Documentation                       Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Full Doc                             1,608  $252,961,847      52.70%     7.168%       596    $157,315     78.72%  100.00%     96.49%
Stated Doc                             888   205,596,713      42.83      7.205        645     231,528     82.56     0.00      92.64
Limited Doc                            107    21,489,203       4.48      7.015        607     200,834     80.31     0.00      96.06
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,603  $480,047,763     100.00%     7.177%       618    $184,421     80.43%   52.70%     94.82%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                            Distribution by Purpose

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Purpose                             Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Cashout Refi                         1,570  $289,717,191      60.35%     7.204%       598    $184,533     77.96%   60.37%     96.44%
Purchase                               865   165,909,926      34.56      7.114        654     191,803     84.73    37.78      92.28
Refi-no Cashout                        168    24,420,647       5.09      7.282        611     145,361     80.63    63.02      92.84
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,603  $480,047,763     100.00%     7.177%       618    $184,421     80.43%   52.70%     94.82%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                           Distribution by Occupancy

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Occupancy                           Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Primary Residence                    2,483  $455,176,625      94.82%     7.168%       615    $183,317     80.42%   53.62%    100.00%
Investment Property                    103    20,243,852       4.22      7.414        657     196,542     80.06    34.89       0.00
Second Home                             17     4,627,286       0.96      7.007        663     272,193     83.13    39.52       0.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,603  $480,047,763     100.00%     7.177%       618    $184,421     80.43%   52.70%     94.82%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                         Distribution by Property Type

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Property Type                       Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
One                                  1,996  $346,984,334      72.28%     7.189%       612    $173,840     79.98%   55.42%     96.30%
2-4 Unit                               180    46,715,856       9.73      7.220        651     259,533     82.96    27.20      81.44
Pud-detached                           213    44,971,411       9.37      7.202        611     211,133     81.49    55.18      97.61
Condo                                  169    32,766,450       6.83      7.048        630     193,884     80.09    53.42      92.97
Pud-attached                            43     8,313,960       1.73      6.847        633     193,348     80.64    66.03     100.00
Modular Home                             2       295,752       0.06      6.520        691     147,876     80.00    52.75     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,603  $480,047,763     100.00%     7.177%       618    $184,421     80.43%   52.70%     94.82%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                             Distribution by State

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
State                               Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
CA                                     679  $177,443,307      36.96%     6.928%       624    $261,330     79.04%   44.24%     94.90%
FL                                     226    35,387,170       7.37      7.303        601     156,580     80.98    61.00      94.11
NY                                     108    27,213,679       5.67      7.151        640     251,979     82.09    21.99      94.99
NJ                                      89    20,520,790       4.27      7.367        635     230,571     83.88    31.03      90.04
NV                                      86    17,044,030       3.55      7.435        595     198,186     76.25    61.24      97.43
TX                                     139    15,126,537       3.15      7.370        619     108,824     80.29    54.92      94.32
IL                                      92    14,384,471       3.00      7.217        626     156,353     82.40    73.38      95.82
WA                                      81    14,331,926       2.99      7.037        628     176,937     82.63    60.26      92.07
MA                                      62    13,480,736       2.81      7.248        608     217,431     81.86    51.55      95.56
MD                                      63    11,681,284       2.43      7.389        594     185,417     77.68    75.72      94.29
Other                                  978   133,433,834      27.80      7.381        610     136,435     81.47    65.04      95.48
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,603  $480,047,763     100.00%     7.177%       618    $184,421     80.43%   52.70%     94.82%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                              Distribution by Zip

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Zip                                 Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
11236                                    6    $1,834,194       0.38%     6.742%       660    $305,699     84.81%   35.48%    100.00%
92336                                    7     1,765,449       0.37      6.981        622     252,207     77.55    41.13      80.18
07047                                    4     1,537,141       0.32      7.194        661     384,285     86.61     0.00      77.15
90745                                    5     1,507,275       0.31      6.389        585     301,455     73.19    67.21     100.00
89052                                    3     1,475,863       0.31      7.237        563     491,954     73.03     0.00     100.00
91745                                    4     1,396,281       0.29      6.600        594     349,070     77.51    43.73     100.00
95828                                    5     1,345,886       0.28      6.736        636     269,177     86.57    67.07     100.00
93550                                    7     1,335,190       0.28      6.883        629     190,741     78.25    46.22     100.00
91765                                    3     1,295,316       0.27      6.309        648     431,772     79.13    30.57     100.00
96744                                    3     1,255,651       0.26      6.833        630     418,550     77.49    27.22     100.00
Other                                2,556   465,299,518      96.93      7.189        617     182,042     80.46    53.24      94.81
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,603  $480,047,763     100.00%     7.177%       618    $184,421     80.43%   52.70%     94.82%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Distribution by Delinquency (ABS)

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Delinquency (abs)                   Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Current                              2,603  $480,047,763     100.00%     7.177%       618    $184,421     80.43%   52.70%     94.82%
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,603  $480,047,763     100.00%     7.177%       618    $184,421     80.43%   52.70%     94.82%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                  Distribution by Remaining Months to Maturity

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Remaining Months To Maturity        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
1 - 180                                 49    $4,869,148       1.01%     7.384%       648     $99,370     75.89%   56.36%    100.00%
181 - 240                              116     5,824,140       1.21      9.523        633      50,208     91.96    60.96     100.00
241 - 360                            2,438   469,354,476      97.77      7.146        617     192,516     80.34    52.55      94.70
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,603  $480,047,763     100.00%     7.177%       618    $184,421     80.43%   52.70%     94.82%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                       Distribution by Amortization Type

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Amortization Type                   Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
2 Year ARM                           1,639  $317,544,019      66.15%     7.272%       599    $193,743     79.99%   52.95%     94.42%
2 Year ARM IO                          280    71,162,156      14.82      6.614        661     254,151     81.71    49.45      98.71
Fixed                                  522    57,942,193      12.07      7.786        642     111,000     81.70    59.39      94.71
3 Year ARM                             119    19,374,453       4.04      7.043        620     162,811     79.05    52.69      85.66
25LIB1M/IO/10YR                         22     9,232,178       1.92      5.281        729     419,644     81.40    25.41      96.94
3 Year ARM IO                           21     4,792,764       1.00      6.092        675     228,227     79.34    55.31      97.87
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,603  $480,047,763     100.00%     7.177%       618    $184,421     80.43%   52.70%     94.82%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                      Distribution by Initial Periodic Cap

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Initial Periodic Cap                Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
1.00%                                   12    $1,649,472       0.34%     7.342%       609    $137,456     80.06%   66.16%     76.44%
1.50%                                2,047   411,223,921      85.66      7.133        612     200,891     80.23    52.31      94.86
3.00%                                   22     9,232,178       1.92      5.281        729     419,644     81.40    25.41      96.94
N/A                                    522    57,942,193      12.07      7.786        642     111,000     81.70    59.39      94.71
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,603  $480,047,763     100.00%     7.177%       618    $184,421     80.43%   52.70%     94.82%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Periodic Cap

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Periodic Cap                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
1.00%                                   12    $1,649,472       0.34%     7.342%       609    $137,456     80.06%   66.16%     76.44%
1.50%                                2,047   411,223,921      85.66      7.133        612     200,891     80.23    52.31      94.86
3.00%                                   22     9,232,178       1.92      5.281        729     419,644     81.40    25.41      96.94
N/A                                    522    57,942,193      12.07      7.786        642     111,000     81.70    59.39      94.71
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,603  $480,047,763     100.00%     7.177%       618    $184,421     80.43%   52.70%     94.82%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Months to Rate Reset

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Months To Rate Reset                Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
0                                       22    $9,232,178       1.92%     5.281%       729    $419,644     81.40%   25.41%     96.94%
N/A                                    522    57,942,193      12.07      7.786        642     111,000     81.70    59.39      94.71
13 - 24                              1,919   388,706,175      80.97      7.151        611     202,557     80.30    52.31      95.20
25 - 36                                140    24,167,217       5.03      6.854        631     172,623     79.11    53.21      88.08
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,603  $480,047,763     100.00%     7.177%       618    $184,421     80.43%   52.70%     94.82%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                       Distribution by Life Maximum Rate

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Life Maximum Rate                   Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
12.00 - 12.49%                          30   $10,822,865       2.25%     5.295%       714    $360,762     79.64%   36.38%     97.39%
12.50 - 12.99%                          56    14,053,945       2.93      5.916        659     250,963     79.17    67.47     100.00
13.00 - 13.49%                         286    66,231,593      13.80      6.338        644     231,579     79.60    54.58      99.06
13.50 - 13.99%                         643   144,923,725      30.19      6.732        624     225,387     80.89    49.99      94.09
14.00 - 14.49%                         344    66,221,058      13.79      7.233        610     192,503     80.05    48.81      92.32
14.50 - 14.99%                         340    60,650,644      12.63      7.720        589     178,384     81.98    49.32      94.37
15.00 - 15.49%                         182    30,358,333       6.32      8.217        562     166,804     78.17    54.58      94.57
15.50 - 15.99%                         120    18,060,124       3.76      8.705        557     150,501     79.93    66.56      91.71
16.00% & Above                          80    10,783,283       2.25      9.685        552     134,791     75.96    52.90      93.64
N/A                                    522    57,942,193      12.07      7.786        642     111,000     81.70    59.39      94.71
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,603  $480,047,763     100.00%     7.177%       618    $184,421     80.43%   52.70%     94.82%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                             Distribution by Margin

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Margin                              Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
4.99% & Below                           31   $11,773,076       2.45%     5.617%       713    $379,777     80.92%   25.16%     97.60%
5.00 - 5.49%                           721   136,266,675      28.39      6.943        614     188,997     81.06    74.07      94.18
5.50 - 5.99%                           968   214,701,502      44.73      7.067        624     221,799     81.89    33.74      94.22
6.00 - 6.49%                           214    36,700,550       7.65      7.700        566     171,498     74.67    65.24      97.85
6.50 - 6.99%                           130    20,147,189       4.20      7.899        549     154,978     69.12    80.15      98.03
7.00% & Above                           17     2,516,579       0.52      9.142        549     148,034     65.34    84.76     100.00
N/A                                    522    57,942,193      12.07      7.786        642     111,000     81.70    59.39      94.71
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,603  $480,047,763     100.00%     7.177%       618    $184,421     80.43%   52.70%     94.82%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Fixed Rate Mortgage Loans

Scheduled Principal Balance:                                        $57,942,193
Number of Mortgage Loans:                                                   522
Average Scheduled Principal Balance:                                   $111,000
Weighted Average Gross Coupon:                                            7.786%
Weighted Average Net Coupon: (1)                                          7.280%
Weighted Average Original FICO Score:                                       642
Weighted Average Original LTV Ratio:                                      68.42%
Weighted Average Combined Original LTV Ratio: (2)                         81.70%
Weighted Average Stated Remaining Term (months):                            331
Weighted Average Seasoning(months):                                           1

(1) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing and trustee fees.

(2) Calculated using LTV with respect to first lien loans and Combined LTV with respect to second lien loans.

                    Distribution by Current Principal Balance

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Current Principal Balance           Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
$50,000 & Below                        103    $3,493,273       6.03%    10.905%       637     $33,915     97.97%   56.02%    100.00%
$50,001 - $75,000                      112     7,130,423      12.31      8.755        637      63,664     83.92    66.85      95.74
$75,001 - $100,000                      81     7,103,186      12.26      8.313        642      87,694     84.15    59.58      97.64
$100,001 - $125,000                     69     7,733,740      13.35      7.773        637     112,083     81.67    67.94     100.00
$125,001 - $150,000                     44     6,001,741      10.36      7.654        640     136,403     83.37    66.03      95.44
$150,001 - $200,000                     47     8,352,745      14.42      7.003        637     177,718     77.18    67.60      95.65
$200,001 - $250,000                     36     7,901,975      13.64      6.991        645     219,499     73.71    47.77      85.99
$250,001 - $300,000                     15     4,045,025       6.98      7.058        642     269,668     84.88    73.13     100.00
$300,001 - $350,000                      4     1,286,891       2.22      6.739        652     321,723     74.61    49.07     100.00
$350,001 - $400,000                      4     1,496,336       2.58      7.084        683     374,084     85.22    50.14      76.53
$400,001 & Above                         7     3,396,859       5.86      7.054        659     485,266     79.31    14.03      85.29
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                                 522   $57,942,193     100.00%     7.786%       642    $111,000     81.70%   59.39%     94.71%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Current Rate

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Current Rate                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
6.00 - 6.49%                            25    $3,349,016       5.78%     6.459%       638    $133,961     72.09%   92.96%    100.00%
6.50 - 6.99%                           155    24,716,766      42.66      6.728        644     159,463     76.36    64.92      95.19
7.00 - 7.49%                            70     8,864,070      15.30      7.225        646     126,630     79.16    60.04      94.10
7.50 - 7.99%                            50     6,822,398      11.77      7.733        643     136,448     80.88    48.96      82.85
8.00 - 8.49%                            18     1,566,371       2.70      8.177        599      87,021     82.60    69.25     100.00
8.50 - 8.99%                            18     1,955,147       3.37      8.781        598     108,619     88.36    66.39      97.17
9.00% & Above                          186    10,668,426      18.41     10.915        650      57,357     98.36    39.42      98.79
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                                 522   $57,942,193     100.00%     7.786%       642    $111,000     81.70%   59.39%     94.71%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Credit Score

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Credit Score                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
740 & Above                             11    $1,336,079       2.31%     9.129%       749    $121,462     95.07%    9.42%    100.00%
720 - 739                                9     1,214,795       2.10      7.421        730     134,977     87.35    68.26     100.00
700 - 719                               18     2,505,008       4.32      8.179        709     139,167     79.79    14.06      75.45
680 - 699                               25     3,222,634       5.56      7.819        689     128,905     81.72    41.06      81.66
660 - 679                               55     6,449,197      11.13      7.682        668     117,258     81.01    44.37      90.24
640 - 659                              119    11,635,088      20.08      8.047        650      97,774     85.03    47.57      93.96
620 - 639                              114    15,131,049      26.11      7.199        630     132,729     78.45    66.90      97.78
600 - 619                              139    13,244,579      22.86      8.040        613      95,285     82.64    81.59      98.54
580 - 599                                9     1,263,557       2.18      7.435        592     140,395     77.57    53.93     100.00
560 - 579                                2       133,379       0.23      8.500        568      66,689     85.38    46.15     100.00
540 - 559                                7       548,364       0.95      7.931        549      78,338     78.15   100.00     100.00
520 - 539                                8       650,331       1.12      8.581        533      81,291     73.84   100.00     100.00
500 - 519                                6       608,132       1.05      8.541        511     101,355     71.67    84.22     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                                 522   $57,942,193     100.00%     7.786%       642    $111,000     81.70%   59.39%     94.71%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                              Distribution by Lien

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Lien                                Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
First                                  347   $48,312,550      83.38%     7.129%       640    $139,229     78.10%   63.03%     93.65%
Second                                 175     9,629,643      16.62     11.081        653      55,027     99.73    41.10     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                                 522   $57,942,193     100.00%     7.786%       642    $111,000     81.70%   59.39%     94.71%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                      Distribution by Combined Original LTV

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Combined Original LTV               Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
60.00% & Below                          41    $5,110,531       8.82%     6.875%       636    $124,647     51.75%   48.54%     85.44%
60.01 - 70.00%                          40     5,818,684      10.04      7.011        630     145,467     66.70    59.09      87.81
70.01 - 80.00%                         159    22,116,943      38.17      7.043        640     139,100     78.42    69.12      94.87
80.01 - 85.00%                          24     2,838,779       4.90      7.316        627     118,282     84.71    64.80     100.00
85.01 - 90.00%                          42     6,828,356      11.78      7.255        650     162,580     89.54    51.96      93.80
90.01 - 95.00%                          41     5,058,692       8.73      7.610        640     123,383     94.57    70.43      98.91
95.01 - 100.00%                        175    10,170,208      17.55     10.877        655      58,115     99.93    41.82     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                                 522   $57,942,193     100.00%     7.786%       642    $111,000     81.70%   59.39%     94.71%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Original LTV

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
LTV                                 Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
60.00% & Below                         216   $14,740,174      25.44%     9.623%       647     $68,242     83.09%   43.68%     94.95%
60.01 - 70.00%                          40     5,818,684      10.04      7.011        630     145,467     66.70    59.09      87.81
70.01 - 80.00%                         158    22,066,998      38.08      7.034        640     139,665     78.43    69.05      94.86
80.01 - 85.00%                          24     2,838,779       4.90      7.316        627     118,282     84.71    64.80     100.00
85.01 - 90.00%                          41     6,772,475      11.69      7.223        650     165,182     89.54    52.39      93.75
90.01 - 95.00%                          39     4,950,451       8.54      7.537        640     126,935     94.56    71.01      98.88
95.01 - 100.00%                          4       754,632       1.30      8.341        674     188,658     99.55    52.16     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                                 522   $57,942,193     100.00%     7.786%       642    $111,000     81.70%   59.39%     94.71%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Documentation

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Documentation                       Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Full Doc                               322   $34,410,064      59.39%     7.517%       631    $106,864     81.11%  100.00%     95.85%
Stated Doc                             180    21,145,130      36.49      8.298        660     117,473     82.97     0.00      92.25
Limited Doc                             20     2,386,999       4.12      7.129        634     119,350     78.83     0.00     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                                 522   $57,942,193     100.00%     7.786%       642    $111,000     81.70%   59.39%     94.71%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                             Distribution by Purpose

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Purpose                             Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Cashout Refi                           290   $38,174,694      65.88%     7.218%       637    $131,637     77.41%   64.90%     93.92%
Purchase                               183    14,730,604      25.42      9.350        658      80,495     92.38    42.95      95.57
Refi-no Cashout                         49     5,036,895       8.69      7.513        633     102,794     82.93    65.72      98.17
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                                 522   $57,942,193     100.00%     7.786%       642    $111,000     81.70%   59.39%     94.71%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                            Distribution by Occupancy

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Occupancy                           Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Primary Residence                      504   $54,875,275      94.71%     7.812%       641    $108,880     82.35%   60.11%    100.00%
Investment Property                     18     3,066,918       5.29      7.327        667     170,384     69.96    46.54       0.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                                 522   $57,942,193     100.00%     7.786%       642    $111,000     81.70%   59.39%     94.71%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Property Type

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Property Type                       Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
One                                    414   $44,347,180      76.54%     7.747%       639    $107,119     82.19%   60.68%     98.41%
2-4 Unit                                34     5,660,146       9.77      7.522        662     166,475     73.15    35.06      63.79
Pud-detached                            41     4,454,710       7.69      8.198        645     108,651     85.41    69.01     100.00
Condo                                   29     3,173,573       5.48      8.101        646     109,434     83.55    67.21      90.20
Pud-attached                             4       306,583       0.53      8.970        618      76,646     94.76   100.00     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                                 522   $57,942,193     100.00%     7.786%       642    $111,000     81.70%   59.39%     94.71%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by State

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
State                               Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
CA                                      99   $14,839,822      25.61%     8.048%       649    $149,897     80.03%   48.25%     94.31%
TX                                      64     6,275,987      10.83      7.278        636      98,062     78.90    57.68      99.08
FL                                      41     4,892,933       8.44      7.301        642     119,340     80.95    63.40      94.98
NY                                      26     4,106,282       7.09      7.466        644     157,934     76.76    30.82      85.99
NJ                                      20     2,814,403       4.86      8.071        646     140,720     81.67    53.93      76.69
NV                                      17     2,086,623       3.60      7.902        653     122,743     78.79    78.37      89.95
IL                                      21     1,879,708       3.24      8.048        640      89,510     83.96    58.97      96.17
MA                                      13     1,697,208       2.93      7.978        644     130,554     88.32    59.21     100.00
PA                                      16     1,553,180       2.68      7.463        633      97,074     83.30    62.34     100.00
WA                                      14     1,446,459       2.50      7.431        646     103,319     83.44    40.35     100.00
Other                                  191    16,349,587      28.22      7.917        636      85,600     84.88    76.11      97.52
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                                 522   $57,942,193     100.00%     7.786%       642    $111,000     81.70%   59.39%     94.71%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                               Distribution by Zip

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Zip                                 Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
33647                                    1      $551,606       0.95%     7.700%       660    $551,606     80.00%    0.00%    100.00%
91311                                    2       541,081       0.93      7.539        635     270,541     91.27     0.00     100.00
90241                                    1       508,099       0.88      7.200        741     508,099     90.00     0.00     100.00
11218                                    1       499,578       0.86      6.850        661     499,578     64.10     0.00       0.00
89701                                    2       488,363       0.84      6.807        648     244,181     79.04   100.00     100.00
01938                                    1       476,597       0.82      6.850        648     476,597     90.00   100.00     100.00
90004                                    1       449,245       0.78      6.900        637     449,245     60.00     0.00     100.00
11731                                    1       439,621       0.76      6.750        619     439,621     80.00     0.00     100.00
90032                                    2       435,656       0.75      7.223        658     217,828     69.71    50.23     100.00
11236                                    2       427,583       0.74      7.427        661     213,792     83.61    77.34     100.00
Other                                  508    53,124,762      91.69      7.845        641     104,576     81.93    61.92      95.17
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                                 522   $57,942,193     100.00%     7.786%       642    $111,000     81.70%   59.39%     94.71%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                        Distribution by Delinquency (ABS)

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Delinquency (abs)                   Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Current                                522   $57,942,193     100.00%     7.786%       642    $111,000     81.70%   59.39%     94.71%
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                                 522   $57,942,193     100.00%     7.786%       642    $111,000     81.70%   59.39%     94.71%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                  Distribution by Remaining Months to Maturity

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Remaining Months To Maturity        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
1 - 180                                 49    $4,869,148       8.40%     7.384%       648     $99,370     75.89%   56.36%    100.00%
181 - 240                              116     5,824,140      10.05      9.523        633      50,208     91.96    60.96     100.00
241 - 360                              357    47,248,906      81.54      7.613        642     132,350     81.03    59.50      93.51
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                                 522   $57,942,193     100.00%     7.786%       642    $111,000     81.70%   59.39%     94.71%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Distribution by Amortization Type

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Amortization Type                   Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Fixed                                  522   $57,942,193     100.00%     7.786%       642    $111,000     81.70%   59.39%     94.71%
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                                 522   $57,942,193     100.00%     7.786%       642    $111,000     81.70%   59.39%     94.71%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Adjustable Rate Mortgage Loans

Scheduled Principal Balance:                                       $422,105,570
Number of Mortgage Loans:                                                 2,081
Average Scheduled Principal Balance:                                   $202,838
Weighted Average Gross Coupon:                                            7.093%
Weighted Average Net Coupon: (1)                                          6.588%
Weighted Average Original FICO Score:                                       614
Weighted Average Original LTV Ratio:                                      80.26%
Weighted Average Combined Original LTV Ratio: (2)                         80.26%
Weighted Average Stated Remaining Term (months):                            357
Weighted Average Seasoning(months):                                           1
Weighted Average Months to Roll:                                             23
Weighted Average Gross Margin:                                             5.54%
Weighted Average Initial Rate Cap:                                         1.53%
Weighted Average Periodic Rate Cap:                                        1.53%
Weighted Average Gross Maximum Lifetime Rate:                             14.08%

(1) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing and trustee fees.

(2) Calculated using LTV with respect to first lien loans and Combined LTV with respect to second lien loans.

                    Distribution by Current Principal Balance

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Current Principal Balance           Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
$50,000 & Below                         18      $895,807       0.21%     7.795%       561     $49,767     54.27%   89.13%    100.00%
$50,001 - $75,000                      132     8,431,897       2.00      8.018        574      63,878     77.50    74.00      92.41
$75,001 - $100,000                     235    20,837,313       4.94      7.486        585      88,669     78.03    74.65      94.90
$100,001 - $125,000                    288    32,600,391       7.72      7.386        592     113,196     78.48    76.76      95.56
$125,001 - $150,000                    233    32,085,474       7.60      7.328        597     137,706     78.50    76.19      94.77
$150,001 - $200,000                    355    62,100,907      14.71      7.186        598     174,932     78.02    67.77      97.14
$200,001 - $250,000                    251    56,168,865      13.31      7.086        612     223,780     79.16    61.23      96.07
$250,001 - $300,000                    187    51,178,109      12.12      7.049        614     273,680     80.41    49.99      93.18
$300,001 - $350,000                    116    37,443,679       8.87      6.917        623     322,790     82.14    31.04      93.13
$350,001 - $400,000                     93    35,195,614       8.34      6.873        633     378,447     84.15    34.57      96.93
$400,001 & Above                       173    85,167,514      20.18      6.830        643     492,298     82.53    24.23      93.14
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,081  $422,105,570     100.00%     7.093%       614    $202,838     80.26%   51.78%     94.83%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Current Rate

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Current Rate                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
4.99% & Below                            4    $1,465,910       0.35%     4.890%       727    $366,478     82.70%   31.86%    100.00%
5.00 - 5.49%                            22     8,585,632       2.03      5.315        715     390,256     79.25    35.95      96.71
5.50 - 5.99%                            53    13,882,446       3.29      5.865        660     261,933     78.96    67.69     100.00
6.00 - 6.49%                           288    66,422,917      15.74      6.338        644     230,635     79.58    54.71      99.06
6.50 - 6.99%                           647   145,544,062      34.48      6.731        625     224,952     80.91    49.88      94.11
7.00 - 7.49%                           343    65,909,265      15.61      7.229        610     192,155     80.06    48.57      92.76
7.50 - 7.99%                           339    60,594,864      14.36      7.718        589     178,746     81.95    49.41      94.36
8.00 - 8.49%                           182    30,593,371       7.25      8.213        562     168,095     78.19    54.93      93.84
8.50 - 8.99%                           122    18,247,066       4.32      8.704        557     149,566     79.99    66.45      91.80
9.00% & Above                           81    10,860,037       2.57      9.681        552     134,075     75.92    53.24      92.97
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,081  $422,105,570     100.00%     7.093%       614    $202,838     80.26%   51.78%     94.83%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Credit Score

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Credit Score                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
740 & Above                             44   $13,159,471       3.12%     6.349%       760    $299,079     83.30%   30.42%     85.59%
720 - 739                               37    10,756,618       2.55      6.671        728     290,719     85.31    15.73      83.25
700 - 719                               63    16,184,091       3.83      6.591        709     256,890     86.43    18.72      89.48
680 - 699                               82    21,357,220       5.06      6.632        689     260,454     85.11    25.39      90.70
660 - 679                              170    37,552,451       8.90      6.855        668     220,897     84.66    34.98      91.18
640 - 659                              226    52,434,989      12.42      6.788        649     232,013     84.82    37.71      95.21
620 - 639                              256    57,236,435      13.56      6.861        629     223,580     83.61    49.32      94.79
600 - 619                              182    37,112,453       8.79      6.947        610     203,915     81.59    47.96      94.11
580 - 599                              260    50,846,840      12.05      7.151        589     195,565     80.17    53.09      97.85
560 - 579                              152    27,058,437       6.41      7.208        569     178,016     74.77    71.78      96.68
540 - 559                              202    34,556,380       8.19      7.574        550     171,071     72.94    71.71      97.15
520 - 539                              208    33,949,785       8.04      7.768        529     163,220     72.37    82.92      99.56
500 - 519                              199    29,900,399       7.08      8.114        509     150,253     71.26    87.35      98.97
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,081  $422,105,570     100.00%     7.093%       614    $202,838     80.26%   51.78%     94.83%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                              Distribution by Lien

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Lien                                Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
First                                2,081  $422,105,570     100.00%     7.093%       614    $202,838     80.26%   51.78%     94.83%
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,081  $422,105,570     100.00%     7.093%       614    $202,838     80.26%   51.78%     94.83%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                      Distribution by Combined Original LTV

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Combined Original LTV               Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
60.00% & Below                         144   $23,037,075       5.46%     7.087%       569    $159,980     49.33%   70.30%     96.17%
60.01 - 70.00%                         234    42,831,444      10.15      7.422        564     183,040     66.81    61.93      95.40
70.01 - 80.00%                         988   192,582,913      45.62      7.003        611     194,922     78.42    59.04      96.26
80.01 - 85.00%                         165    37,053,434       8.78      6.970        620     224,566     84.53    26.71      94.65
85.01 - 90.00%                         325    76,918,581      18.22      7.132        636     236,673     89.74    35.03      87.43
90.01 - 95.00%                         185    42,833,936      10.15      7.091        653     231,535     94.75    48.32      99.76
95.01 - 100.00%                         40     6,848,187       1.62      7.853        671     171,205     99.92    67.05     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,081  $422,105,570     100.00%     7.093%       614    $202,838     80.26%   51.78%     94.83%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Original LTV

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
LTV                                 Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
60.00% & Below                         144   $23,037,075       5.46%     7.087%       569    $159,980     49.33%   70.30%     96.17%
60.01 - 70.00%                         234    42,831,444      10.15      7.422        564     183,040     66.81    61.93      95.40
70.01 - 80.00%                         988   192,582,913      45.62      7.003        611     194,922     78.42    59.04      96.26
80.01 - 85.00%                         165    37,053,434       8.78      6.970        620     224,566     84.53    26.71      94.65
85.01 - 90.00%                         325    76,918,581      18.22      7.132        636     236,673     89.74    35.03      87.43
90.01 - 95.00%                         185    42,833,936      10.15      7.091        653     231,535     94.75    48.32      99.76
95.01 - 100.00%                         40     6,848,187       1.62      7.853        671     171,205     99.92    67.05     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,081  $422,105,570     100.00%     7.093%       614    $202,838     80.26%   51.78%     94.83%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Documentation

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Documentation                       Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Full Doc                             1,286  $218,551,783      51.78%     7.113%       591    $169,947     78.34%  100.00%     96.58%
Stated Doc                             708   184,451,583      43.70      7.080        643     260,525     82.51     0.00      92.68
Limited Doc                             87    19,102,204       4.53      7.001        604     219,566     80.50     0.00      95.57
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,081  $422,105,570     100.00%     7.093%       614    $202,838     80.26%   51.78%     94.83%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                             Distribution by Purpose

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Purpose                             Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Cashout Refi                         1,280  $251,542,497      59.59%     7.202%       592    $196,518     78.04%   59.68%     96.82%
Purchase                               682   151,179,321      35.82      6.896        653     221,671     83.98    37.28      91.96
Refi-no Cashout                        119    19,383,752       4.59      7.221        605     162,889     80.03    62.31      91.46
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,081  $422,105,570     100.00%     7.093%       614    $202,838     80.26%   51.78%     94.83%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                            Distribution by Occupancy

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Occupancy                           Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Primary Residence                    1,979  $400,301,350      94.83%     7.080%       612    $202,275     80.16%   52.73%    100.00%
Investment Property                     85    17,176,935       4.07      7.430        655     202,082     81.86    32.81       0.00
Second Home                             17     4,627,286       1.10      7.007        663     272,193     83.13    39.52       0.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,081  $422,105,570     100.00%     7.093%       614    $202,838     80.26%   51.78%     94.83%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Property Type

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Property Type                       Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
One                                  1,582  $302,637,154      71.70%     7.107%       608    $191,300     79.66%   54.65%     96.00%
2-4 Unit                               146    41,055,710       9.73      7.179        650     281,203     84.31    26.11      83.88
Pud-detached                           172    40,516,701       9.60      7.092        608     235,562     81.06    53.66      97.35
Condo                                  140    29,592,877       7.01      6.936        628     211,378     79.72    51.94      93.26
Pud-attached                            39     8,007,377       1.90      6.766        634     205,317     80.10    64.73     100.00
Modular Home                             2       295,752       0.07      6.520        691     147,876     80.00    52.75     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,081  $422,105,570     100.00%     7.093%       614    $202,838     80.26%   51.78%     94.83%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by State

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
State                               Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
CA                                     580  $162,603,484      38.52%     6.826%       622    $280,351     78.95%   43.88%     94.95%
FL                                     185    30,494,237       7.22      7.303        595     164,834     80.99    60.62      93.97
NY                                      82    23,107,397       5.47      7.095        639     281,798     83.04    20.42      96.59
NJ                                      69    17,706,386       4.19      7.255        633     256,614     84.23    27.39      92.17
NV                                      69    14,957,407       3.54      7.369        587     216,774     75.90    58.85      98.47
WA                                      67    12,885,467       3.05      6.993        626     192,320     82.53    62.49      91.18
IL                                      71    12,504,762       2.96      7.092        623     176,123     82.16    75.55      95.77
MA                                      49    11,783,528       2.79      7.143        603     240,480     80.92    50.45      94.92
MD                                      54    10,519,857       2.49      7.353        591     194,812     77.24    76.24      93.66
MI                                      76     9,432,045       2.23      7.582        607     124,106     79.36    59.42      94.66
Other                                  779   116,111,000      27.51      7.295        606     149,051     81.13    63.11      94.90
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,081  $422,105,570     100.00%     7.093%       614    $202,838     80.26%   51.78%     94.83%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                               Distribution by Zip

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Zip                                 Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
92336                                    7    $1,765,449       0.42%     6.981%       622    $252,207     77.55%   41.13%     80.18%
90745                                    5     1,507,275       0.36      6.389        585     301,455     73.19    67.21     100.00
89052                                    3     1,475,863       0.35      7.237        563     491,954     73.03     0.00     100.00
11236                                    4     1,406,611       0.33      6.534        660     351,653     85.18    22.75     100.00
91745                                    4     1,396,281       0.33      6.600        594     349,070     77.51    43.73     100.00
95828                                    5     1,345,886       0.32      6.736        636     269,177     86.57    67.07     100.00
93550                                    7     1,335,190       0.32      6.883        629     190,741     78.25    46.22     100.00
91765                                    3     1,295,316       0.31      6.309        648     431,772     79.13    30.57     100.00
96744                                    3     1,255,651       0.30      6.833        630     418,550     77.49    27.22     100.00
07047                                    3     1,185,941       0.28      7.030        648     395,314     88.57     0.00     100.00
Other                                2,037   408,136,108      96.69      7.105        614     200,361     80.29    52.34      94.74
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,081  $422,105,570     100.00%     7.093%       614    $202,838     80.26%   51.78%     94.83%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                        Distribution by Delinquency (ABS)

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Delinquency (abs)                   Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Current                              2,081  $422,105,570     100.00%     7.093%       614    $202,838     80.26%   51.78%     94.83%
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,081  $422,105,570     100.00%     7.093%       614    $202,838     80.26%   51.78%     94.83%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                  Distribution by Remaining Months to Maturity

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Remaining Months To Maturity        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
241 - 360                            2,081  $422,105,570     100.00%     7.093%       614    $202,838     80.26%   51.78%     94.83%
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,081  $422,105,570     100.00%     7.093%       614    $202,838     80.26%   51.78%     94.83%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Distribution by Amortization Type

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Amortization Type                   Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
2 Year ARM                           1,639  $317,544,019      75.23%     7.272%       599    $193,743     79.99%   52.95%     94.42%
2 Year ARM IO                          280    71,162,156      16.86      6.614        661     254,151     81.71    49.45      98.71
3 Year ARM                             119    19,374,453       4.59      7.043        620     162,811     79.05    52.69      85.66
25LIB1M/IO/10YR                         22     9,232,178       2.19      5.281        729     419,644     81.40    25.41      96.94
3 Year ARM IO                           21     4,792,764       1.14      6.092        675     228,227     79.34    55.31      97.87
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,081  $422,105,570     100.00%     7.093%       614    $202,838     80.26%   51.78%     94.83%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                      Distribution by Initial Periodic Cap

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Initial Periodic Cap                Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
1.00%                                   12    $1,649,472       0.39%     7.342%       609    $137,456     80.06%   66.16%     76.44%
1.50%                                2,047   411,223,921      97.42      7.133        612     200,891     80.23    52.31      94.86
3.00%                                   22     9,232,178       2.19      5.281        729     419,644     81.40    25.41      96.94
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,081  $422,105,570     100.00%     7.093%       614    $202,838     80.26%   51.78%     94.83%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Periodic Cap

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Periodic Cap                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
1.00%                                   12    $1,649,472       0.39%     7.342%       609    $137,456     80.06%   66.16%     76.44%
1.50%                                2,047   411,223,921      97.42      7.133        612     200,891     80.23    52.31      94.86
3.00%                                   22     9,232,178       2.19      5.281        729     419,644     81.40    25.41      96.94
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,081  $422,105,570     100.00%     7.093%       614    $202,838     80.26%   51.78%     94.83%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                      Distribution by Months to Rate Reset

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Months To Rate Reset                Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
0                                       22    $9,232,178       2.19%     5.281%       729    $419,644     81.40%   25.41%     96.94%
13 - 24                              1,919   388,706,175      92.09      7.151        611     202,557     80.30    52.31      95.20
25 - 36                                140    24,167,217       5.73      6.854        631     172,623     79.11    53.21      88.08
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,081  $422,105,570     100.00%     7.093%       614    $202,838     80.26%   51.78%     94.83%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Distribution by Life Maximum Rate

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Life Maximum Rate                   Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
12.00 - 12.49%                          30   $10,822,865       2.56%     5.295%       714    $360,762     79.64%   36.38%     97.39%
12.50 - 12.99%                          56    14,053,945       3.33      5.916        659     250,963     79.17    67.47     100.00
13.00 - 13.49%                         286    66,231,593      15.69      6.338        644     231,579     79.60    54.58      99.06
13.50 - 13.99%                         643   144,923,725      34.33      6.732        624     225,387     80.89    49.99      94.09
14.00 - 14.49%                         344    66,221,058      15.69      7.233        610     192,503     80.05    48.81      92.32
14.50 - 14.99%                         340    60,650,644      14.37      7.720        589     178,384     81.98    49.32      94.37
15.00 - 15.49%                         182    30,358,333       7.19      8.217        562     166,804     78.17    54.58      94.57
15.50 - 15.99%                         120    18,060,124       4.28      8.705        557     150,501     79.93    66.56      91.71
16.00% & Above                          80    10,783,283       2.55      9.685        552     134,791     75.96    52.90      93.64
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,081  $422,105,570     100.00%     7.093%       614    $202,838     80.26%   51.78%     94.83%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                             Distribution by Margin

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.      Combo.     Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Margin                              Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
4.99% & Below                           31   $11,773,076       2.79%     5.617%       713    $379,777     80.92%   25.16%     97.60%
5.00 - 5.49%                           721   136,266,675      32.28      6.943        614     188,997     81.06    74.07      94.18
5.50 - 5.99%                           968   214,701,502      50.86      7.067        624     221,799     81.89    33.74      94.22
6.00 - 6.49%                           214    36,700,550       8.69      7.700        566     171,498     74.67    65.24      97.85
6.50 - 6.99%                           130    20,147,189       4.77      7.899        549     154,978     69.12    80.15      98.03
7.00% & Above                           17     2,516,579       0.60      9.142        549     148,034     65.34    84.76     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,081  $422,105,570     100.00%     7.093%       614    $202,838     80.26%   51.78%     94.83%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.